                                                                      Exhibit 24
                               POWER OF ATTORNEY

     Each of the undersigned officers and directors of Metromail Corporation hereby constitutes and appoints Thomas J. Quarles and Ronald G. Eidell, and each of them singly, the true and lawful attorneys and agents of the undersigned to execute in the name, place and stead of the undersigned a Registration Statement on Form S-4 registering the issuance by Metromail Corporation of shares of its common stock, and the preferred stock purchase rights which trade therewith, in connection with the proposed merger of a subsidiary of Metromail Corporation with Atlantes Corporation, any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission, each of said attorneys and agents to have the power to act with or without the others and to have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms the undersigned's signatures as it may be signed by said attorneys and agents or each of them to such Registration Statement and any and all such amendments and instruments.


/s/ Barton L. Faber
--------------------------
Barton L. Faber, Chairman
and Director

/s/ Susan L. Henricks
------------------------------------
Susan L. Henricks, President,
Chief Executive Officer and Director

/s/ Robert C. McCormack
--------------------------
Robert C. McCormack, Director

/s/ Peter F. Murphy
--------------------------
Peter F. Murphy, Director

/s/ Jonathan P. Ward
--------------------------
Jonathan P. Ward, Director

/s/ Ronald G. Eidell
--------------------------
Ronald G. Eidell, Senior Vice President
and Chief Financial Officer
(principal financial officer)

/s/ Kenneth A. Glowacki
--------------------------
Kenneth A. Glowacki, Vice President,
Finance
(principal accounting officer)